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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 22, 2003 relating to the financial statements and financial statement schedule of Semitool, Inc., which appears in Semitool, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2003.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington
April 2, 2004